Income taxes	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Income taxes

12. Income taxes

Income taxes recognized in the income statement can be detailed as follows:

Million US dollar	2018	2017	2016
Current year	(2 819)	(3 833)	(1 544)
(Underprovided)/overprovided in prior years	101	1	47

Current tax expense	(2 718)	(3 832)	(1 497)
Origination and reversal of temporary differences	(287)	1 872	(459)
(Utilization)/recognition of deferred tax assets on tax losses	120	23	116
Recognition of previously unrecognized tax losses	46	16	227

Deferred tax (expense)/income	(121)	1 912	(116)

Total income tax expense	(2 839)	(1 920)	(1 613)

The reconciliation of the effective tax rate with the aggregated weighted nominal tax rate can be summarized as follows:

Million US dollar	2018	2017	2016
Profit before tax	8 530	11 076	4 334
Deduct share of result of associates and joint ventures	153	430	16

Profit before tax and before share of result of associates and joint ventures	8 377	10 646	4 318
Adjustments on taxable basis
Foreign source income	—	—	(809)
Government incentives	(742)	(982)	(769)
Non-deductible marked to market on derivatives	3 496	579	3 508
Taxable intercompany dividends	—	—	619
Other expenses not deductible for tax purposes	1 796	1 795	843
Other non-taxable income	(158)	(178)	(415)

	12 769	11 860	7 296
Aggregated weighted nominal tax rate	26.8%	28.5%	32.7%
Tax at aggregated weighted nominal tax rate	(3 426)	(3 378)	(2 387)
Adjustments on tax expense
Utilization of tax losses not previously recognized	120	23	76
Recognition of deferred taxes assets on previous years’ tax losses	46	16	229
Write-down of deferred tax assets on tax losses and current year losses for which no deferred tax asset is recognized	(125)	(143)	(975)
(Underprovided)/overprovided in prior years	65	1	63
Deductions from interest on equity	471	553	644
Deductions from goodwill	17	57	63
Other tax deductions	436	723	869
US Tax reform (change in tax rate and other)	116	1 760	—
Change in tax rate (other)	144	(59)	(1)
Withholding taxes	(403)	(386)	(286)
Brazilian Federal Tax Regularization Program	—	(870)	—
Other tax adjustments	(300)	(217)	93

	(2 839)	(1 920)	(1 613)
Effective tax rate	33.9%	18.0%	37.4%

The total income tax expense for 2018 amounts to 2 839m US dollar compared to 1 920m US dollar for 2017. The effective tax rate increased from 18.0% for 2017 to 33.9% for 2018.

The 2018 effective tax rate was negatively impacted by losses from certain derivatives related to hedging of share-based payment programs and the hedging of the shares issued in a transaction related to the combination with Grupo Modelo and SAB as well as changes in tax legislation in some countries resulting in additional non-deductible expenses in 2018.

The 2017 effective tax rate was positively impacted by a 1.8 billion US dollar adjustment following the US tax reform enacted on 22 December 2017. This 1.8 billion US dollar adjustment resulted mainly from the re-measurement of the deferred tax liabilities set up in 2008 in line with IFRS as part of the purchase price accounting of the combination with Anheuser Busch and certain deferred tax assets following the change in federal tax rate from 35% to 21%. The adjustment represented the company’s best estimate of the deferred tax liability re-measurement resulting from the US Tax reform at the time, and was recognized as a exceptional gain per 31 December 2017. This impact was partially offset by Ambev and certain of its subsidiaries joining the Brazilian Federal Tax Regularization Program – PERT in September 2017 whereby Ambev committed to pay some tax contingencies that were under dispute, totaling 3.5 billion Brazilian real (1.1 billion US dollar), with 1.0 billion Brazilian real (0.3 billion US dollar) paid in 2017 and the remaining amount payable in 145 monthly installments starting January 2018, plus interest. Within these contingencies, a dispute related to presumed taxation at Ambev’s subsidiary CRBs was not provided for until September 2017 as the loss was previously assessed as possible. The total amount recognized in 2017 as exceptional amounted to 2.9 billion Brazilian real (0.9 billion US dollar) of which 2.8 billion Brazilian real (0.9 billion US dollar) were reported in the income tax line and 141 million Brazilian real (44m US dollar) in the finance line.

During 2018, the company finalized the re-measurement of current and deferred taxes resulting from the US Tax reform enacted on 22 December 2017, based on published regulation and guidance. Such remeasurement resulted in an adjustment of 116m US dollar in 2018 to the reported current and deferred taxes.

The 2016 effective tax rate was negatively impacted by the non-deductible negative mark-to-market adjustment related to the hedging of the purchase price of the combination with SAB that could not qualify for hedge accounting.

The company benefits from tax exempted income and tax credits which are expected to continue in the future. The company does not have significant benefits coming from low tax rates in any particular jurisdiction.

Income taxes were directly recognized in other comprehensive income as follows:

Million US dollar	2018	2017	2016
Re-measurements of post-employment benefits	22	(39)	54
Cash flow and net investment hedges	108	(95)	(258)

Income tax (losses)/gains	130	(134)	(204)